Supplement dated October 5, 2010
To
DAVIS GLOBAL FUND and
DAVIS INTERNATIONAL FUND
Statutory Prospectus
and
Statement of Additional Information
dated March 1, 2010
The section of the statutory prospectus describing how to open a Class Y shares account has been expanded to add the following purchase option:
•	Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.
The section of the Statement of Additional Information providing a detailed description of Class Y shares has been expanded to add the following purchase option:
Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.